GSR 2004-14 Price/Yield - 3A1
Balance	$194,431,000.00	Delay	24
Coupon	4.25	Dated	11/1/2004
Settle	11/26/2004	First Payment	12/25/2004
Prepay	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
100-07	4.071	4.053	4.034	4.012	3.988	3.961	3.930	Yield
100-07	64	67	69	72	76	79	82	Spread
100-08	4.058	4.039	4.018	3.995	3.969	3.940	3.908	Yield
100-08	63	65	68	70	74	77	80	Spread
100-09	4.044	4.024	4.002	3.978	3.951	3.920	3.886	Yield
100-09	61	64	66	69	72	75	78	Spread
100-10	4.031	4.010	3.987	3.961	3.932	3.900	3.864	Yield
100-10	60	63	65	67	70	73	75	Spread
100-11	4.017	3.995	3.971	3.944	3.914	3.880	3.842	Yield
100-11	59	61	63	65	69	71	73	Spread
100-12	4.004	3.981	3.955	3.927	3.895	3.860	3.820	Yield
100-12	57	60	61	64	67	69	71	Spread
100-13	3.990	3.966	3.940	3.910	3.877	3.839	3.798	Yield
100-13	56	58	60	62	65	67	69	Spread
100-14	3.977	3.952	3.924	3.893	3.858	3.819	3.776	Yield
100-14	55	57	58	60	63	65	67	Spread
100-15	3.964	3.937	3.908	3.876	3.840	3.799	3.754	Yield
100-15	53	55	57	58	61	63	64	Spread
100-16	3.950	3.923	3.893	3.859	3.821	3.779	3.732	Yield
100-16	52	54	55	57	59	61	62	Spread
100-17	3.937	3.909	3.877	3.842	3.803	3.759	3.710	Yield
100-17	51	52	54	55	58	59	60	Spread
100-18	3.923	3.894	3.861	3.825	3.784	3.739	3.688	Yield
100-18	49	51	52	53	56	57	58	Spread
100-19	3.910	3.880	3.846	3.808	3.766	3.719	3.666	Yield
100-19	48	50	50	52	54	55	56	Spread
100-20	3.897	3.865	3.830	3.791	3.747	3.698	3.644	Yield
100-20	47	48	49	50	52	53	53	Spread
100-21	3.883	3.851	3.814	3.774	3.729	3.678	3.622	Yield
100-21	45	47	47	48	50	51	51	Spread
100-22	3.870	3.836	3.799	3.757	3.710	3.658	3.600	Yield
100-22	44	45	46	47	48	49	49	Spread
100-23	3.857	3.822	3.783	3.740	3.692	3.638	3.578	Yield
100-23	43	44	44	45	46	47	47	Spread
100-24	3.843	3.808	3.768	3.723	3.673	3.618	3.556	Yield
100-24	41	42	43	43	45	45	45	Spread
100-25	3.830	3.793	3.752	3.706	3.655	3.598	3.534	Yield
100-25	40	41	41	41	43	43	42	Spread
100-26	3.817	3.779	3.736	3.689	3.637	3.578	3.512	Yield
100-26	39	39	40	40	41	41	40	Spread
100-27	3.803	3.764	3.721	3.672	3.618	3.558	3.490	Yield
100-27	37	38	38	38	39	39	38	Spread

WAL	2.50	2.30	2.12	1.95	1.79	1.64	1.49
Principal Window	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)
LIBOR_1MO	2.1600
LIBOR_6MO	2.5800
LIBOR_1YR	2.9137
CMT_1YR	2.6000
11/22 swap
1YR	2YR	3YR
2.9137	3.3116	3.5507

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.  Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 2004-14 Price/Yield - 5A2

Balance	$92,218,000.00	Delay	24
Coupon	4.849	Dated	11/1/2004
Settle	11/26/2004	First Payment	12/25/2004

Prepay	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
100-13+	4.671	4.642	4.609	4.573	4.532	4.485	4.433	Yield
100-13+	98	104	109	114	117	119	123	Spread
100-14+	4.661	4.631	4.597	4.559	4.516	4.468	4.414	Yield
100-14+	97	103	108	112	115	117	121	Spread
100-15+	4.651	4.620	4.585	4.546	4.501	4.451	4.394	Yield
100-15+	96	102	107	111	114	115	119	Spread
100-16+	4.642	4.609	4.573	4.532	4.486	4.433	4.375	Yield
100-16+	95	101	106	109	112	114	117	Spread
100-17+	4.632	4.599	4.561	4.518	4.470	4.416	4.355	Yield
100-17+	94	100	104	108	110	112	115	Spread
100-18+	4.623	4.588	4.549	4.505	4.455	4.399	4.336	Yield
100-18+	94	99	103	107	109	110	113	Spread
100-19+	4.613	4.577	4.537	4.491	4.440	4.382	4.316	Yield
100-19+	93	98	102	105	107	108	111	Spread
100-20+	4.604	4.566	4.525	4.478	4.425	4.365	4.297	Yield
100-20+	92	97	101	104	106	107	109	Spread
100-21+	4.594	4.556	4.513	4.464	4.409	4.347	4.278	Yield
100-21+	91	96	100	103	104	105	107	Spread
100-22+	4.585	4.545	4.501	4.451	4.394	4.330	4.258	Yield
100-22+	90	95	98	101	103	103	105	Spread
100-23+	4.575	4.534	4.489	4.437	4.379	4.313	4.239	Yield
100-23+	89	94	97	100	101	102	103	Spread
100-24+	4.566	4.524	4.477	4.424	4.363	4.296	4.220	Yield
100-24+	88	92	96	99	100	100	101	Spread
100-25+	4.556	4.513	4.464	4.410	4.348	4.279	4.200	Yield
100-25+	87	91	95	97	98	98	99	Spread
100-26+	4.547	4.502	4.452	4.396	4.333	4.262	4.181	Yield
100-26+	86	90	94	96	97	96	98	Spread
100-27+	4.537	4.491	4.440	4.383	4.318	4.244	4.162	Yield
100-27+	85	89	92	95	95	95	96	Spread
100-28+	4.528	4.481	4.428	4.369	4.303	4.227	4.143	Yield
100-28+	84	88	91	93	94	93	94	Spread
100-29+	4.518	4.470	4.416	4.356	4.287	4.210	4.123	Yield
100-29+	83	87	90	92	92	91	92	Spread
100-30+	4.509	4.459	4.404	4.342	4.272	4.193	4.104	Yield
100-30+	82	86	89	91	91	90	90	Spread
100-31+	4.499	4.449	4.392	4.329	4.257	4.176	4.085	Yield
100-31+	81	85	88	89	89	88	88	Spread
101-00+	4.490	4.438	4.380	4.315	4.242	4.159	4.066	Yield
101-00+	80	84	86	88	88	86	86	Spread
101-01+	4.481	4.427	4.368	4.302	4.227	4.142	4.046	Yield
101-01+	79	83	85	86	86	84	84	Spread

WAL	3.67	3.24	2.86	2.52	2.23	1.96	1.73
Principal Window	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

LIBOR_1MO	2.1600
LIBOR_6MO	2.5800
LIBOR_1YR	2.9137
CMT_1YR	2.6000

11/22 swap
1YR	2YR	3YR
2.9137	3.3116	3.5507

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.  Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.